UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2013 (October 17, 2013)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Corporate Center Drive, Suite #210 Raleigh, NC	27607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2013, the Board of Directors (the “Board”) of BioDelivery Sciences International, Inc. (the “Company”) appointed Mr. Ernest R. De Paolantonio, CPA MBA, as the Company’s Chief Financial Officer and Secretary.

In connection with Mr. De Paolantonio’s appointment as Chief Financial Officer and Secretary, the Company and Mr. De Paolantonio entered into a Letter of Employment, dated October 1, 2013 and effective on October 17, 2013 upon Board approval (the “Letter of Employment”), which detailed the proposed terms of employment with the Company, including Mr. De Paolantonio’s roles with the Company, compensation, reimbursable expenses, benefits and termination provisions. A copy of the Letter of Employment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Under the Letter of Employment, Mr. De Paolantonio will receive an initial annual base salary $300,000 and an initial incentive stock option grant of 55,659 options, which options shall have an exercise price equal to the 30-day volume weighted average of the Company’s publicly-traded common stock prior to October 17, 2013, and which options will vest annually in three equal installments beginning on October 17, 2014. Annual adjustments to salary, as well as bonus and additional stock option or restricted stock unit awards will be granted at the discretion of the Board based on meeting personal and corporate objectives for the year, and the annual bonus target is 35% of annual base salary. The Letter of Employment also provides for severance equal to one (1) year’s base salary in the event that Mr. De Paolantonio’s employment is terminated without “Cause” (as defined in the Letter of Employment) and within 6 months of a change of control of the Company.

Except for the Letter of Employment, there are no other arrangements or understandings between Mr. De Paolantonio and any other persons pursuant to which Mr. De Paolantonio was selected as Chief Financial Officer and Secretary, and there are no related party transactions involving Mr. De Paolantonio that are reportable under Item 404(a) of Regulation S-K.

The following is certain biographical information regarding Mr. De Paolantonio:

Ernest R. De Paolantonio CPA MBA, age 60, has been our Chief Financial Officer and Secretary since October 2013. Prior to joining our company, Mr. De Paolantonio served from 2008 to 2013 as Chief Financial Officer of CorePharma LLC, a privately held company specializing in the development and manufacture of specialty generic pharmaceutical products. During Mr. De Paolantonio’s tenure at CorePharma, many of the company’s products were leaders in the market and experienced significant sales growth. At CorePharma, he was responsible for the company’s finance, treasury, tax, audit, compliance and the information technology functions, including all financial processes, budgeting, reporting and management of CorePharma’s technology and systems platforms. Prior to CorePharma, from 2002 to 2008, Mr. De Paolantonio served as Executive Director of Finance and Controller of Columbia Laboratories, Inc. (Nasdaq:CBRX), a woman’s healthcare and drug delivery company. During his time at Columbia Laboratories, and in addition to finance matters, Mr. De Paolantonio was responsible for business development and logistics, including the establishment of the supply chain for the company’s first commercial product launch. Overall, Mr. De Paolantonio has over 35 years of finance & accounting experience in the pharmaceutical industry, including 17 years at Glaxo-SmithKline serving in financial roles of increasing responsibility in the areas of manufacturing, research and development, corporate staff, culminating in the role of Group Controller of U.S. pharmaceuticals, an operation with sales of $3.5 billion. Mr. De Paolantonio has also held senior positions in the generic pharmaceutical industry, including at Watson Pharmaceuticals (now known as Actavis, Inc. (NYSE:ACT)), as Executive Director of Finance, where he was also responsible for global procurement of active pharmaceutical ingredients, Taro Pharmaceutical Industries Ltd. (NYSE:TARO) as Vice President and Corporate Controller, and US Surgical Supplies (now a part of Covidien plc) as Director of Cost Accounting. Mr. De Paolantonio holds an MBA from St. Joseph’s University in Finance and a Bachelor of Arts from Lycoming College. Mr. De Paolantonio is a licensed certified public accountant.

On October 17, 2013, as a result of Mr. De Paolantonio’s appointment as Chief Financial Officer and Secretary of the Company, Mr. James A. McNulty, CPA, the Company’s Chief Financial Officer, Treasurer and Secretary, was appointed by the Board to remain with the Company in the new role of Senior Vice President—Finance and Treasurer. Mr. McNulty will report to Mr. De Paolantonio. With the approval of the Board, Mr. McNulty’s Employment Agreement, dated February 22, 2007, was amended on October 18, 2013 to reflect Mr. McNulty’s current role with the Company.

On October 21, 2013, the Company issued a press release regarding Mr. De Paolantonio’s appointment. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Letter of Employment, dated October 1, 2013 and effective October 17, 2013, by and between the Company and Mr. De Paolantonio.

99.1	Press Release, dated October 21, 2013, announcing the appointment of Ernest R. De Paolantonio as the Company’s Chief Financial Officer and Secretary.

Cautionary Note on Forward-Looking Statements

This Current Report and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including, without limitation, the actual performance of the Company’s executives described herein and the timing for and results of the clinical trials and proposed NDA submissions for, and FDA review of, the Company’s products in development) may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 23, 2013	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ Mark A. Sirgo
		Name:	Mark A. Sirgo
		Title:	President and CEO